Exhibit 10.1

Execution Version

BARNES GROUP INC.

SECOND AMENDMENT
TO
NOTE PURCHASE AGREEMENT
Dated as of June 5, 2023

Re:

$100,000,000

3.97% Senior Notes due October 17, 2024

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT dated as of June 5, 2023 (this “Second Amendment”) is by and among BARNES GROUP INC., a Delaware corporation (the “Company”), and each of the institutional investors listed on the signature pages hereto (collectively, the “Noteholders”).

RECITALS:

A.         WHEREAS, the Company and each of the Noteholders have heretofore entered into that certain Note Purchase Agreement dated as of October 15, 2014, as amended by the First Amendment to Note Purchase Agreement, dated as of October 8, 2020 (as amended, the “Existing Note Agreement”);

B.         WHEREAS, pursuant to the Existing Note Agreement, the Company has heretofore issued and has outstanding $100,000,000 in aggregate principal amount of its 3.97% Senior Notes due October 17, 2024 (the “Notes”);

C.          WHEREAS, the Noteholders signatory hereto constitute the Required Holders under the Existing Note Agreement;

D.         WHEREAS, capitalized terms used herein shall have the respective meanings ascribed thereto in the Existing Note Agreement unless herein defined or the context shall otherwise require; and

E.          WHEREAS, all requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.        AMENDMENT.

1.1.        The first sentence of Section 10.5(a) of the Existing Note Agreement shall be and is hereby amended in its entirety to read as follows:

(a)       Mergers and Acquisitions.  The Company will not, and will not permit any of its Subsidiaries to, consummate any merger, amalgamation, consolidation, asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except for the merger or consolidation of, or asset or stock acquisitions between existing Subsidiaries, mergers of existing Subsidiaries with and into the Company, and asset or stock acquisitions by the Company of the stock or assets of existing Subsidiaries, and except as otherwise provided in this Section 10.5(a).

SECTION 2.        REPRESENTATION AND WARRANTIES OF THE COMPANY.

2.1.        To induce the Noteholders to execute and deliver this Second Amendment, the Company represents and warrants to the Noteholders (which representations shall survive the execution and delivery of this Second Amendment) that:

(a)          the Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(b)          the Company has the corporate power and authority, to execute and deliver this Second Amendment and to perform the provisions hereof and of the Existing Note Agreement, as amended by this Second Amendment;

(c)         this Second Amendment has been duly authorized, executed and delivered by the Company, and the Existing Note Agreement, as amended by this Second Amendment, constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)         the execution and delivery of this Second Amendment and the performance by the Company of the Existing Note Agreement, as amended by this Second Amendment, will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws or any other material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary;

(e)         no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution and delivery of this Second Amendment by the Company or the performance thereof or of the Existing Note Agreement, as amended by this Second Amendment, by the Company; and

(f)           immediately before and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3.        CONDITIONS TO THE EFFECTIVENESS OF THIS SECOND AMENDMENT.

3.1.        Upon satisfaction of each and every one of the following conditions, this Second Amendment shall become effective:

(a)          executed counterparts of this Second Amendment, duly executed by the Company and each Noteholder signatory hereto, shall have been delivered to the Noteholders;

(b)          the representations and warranties set forth in Section 2 hereof shall be true and correct on and with respect to the date hereof; and

(c)          Section 9.5.1(a) of the Bank Credit Facility shall have been amended in a manner consistent with the amendment set forth in Sections 1.1 above and the Noteholders or their special counsel shall have received an executed copy of such amendment.

SECTION 4.        MISCELLANEOUS.

4.1.        This Second Amendment shall be construed in connection with and as part of the Existing Note Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect.

4.2.        Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Existing Note Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

4.3.        The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

4.4.       This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Second Amendment.

4.5.        This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

BARNES GROUP INC.

By	/s/ Michael V. Kennedy
	Name:	Michael V. Kennedy
	Title:	Vice President, Tax & Treasury

[Signature Page to Second Amendment]

This Second Amendment is hereby accepted
and agreed to as of the date thereof.

NEW YORK LIFE INSURANCE COMPANY

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Christopher H. Carey
Name:	Christopher H. Carey
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Christopher H. Carey
Name:	Christopher H. Carey
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Christopher H. Carey
Name:	Christopher H. Carey
Title:	Managing Director

[Signature Page to Second Amendment]